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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 17, 2000


                              STATION CASINOS, INC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                        000-21640            88-0136443
----------------------------          ------------       -------------------
(State or other jurisdiction          (Commission         (I.R.S. Employer
    of incorporation)                 File Number)       Identification No.)


      2411 West Sahara Avenue, Las Vegas, Nevada       89102
      ------------------------------------------    ----------
       (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
                                                    --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

                  On October 17, 2000, Station Casinos, Inc. (the "Company") and its wholly-owned subsidiary, St. Charles Riverfront Station, Inc., a Missouri corporation ("St. Charles"), entered into an Asset Purchase Agreement (the "St. Charles Purchase Agreement") with Ameristar Casinos, Inc., a Nevada corporation ("Ameristar"), and a wholly-owned subsidiary of Ameristar, Ameristar Casino St. Charles, Inc., a Missouri corporation. Also on October 17, 2000, the Company and its wholly-owned subsidiary, Kansas City Station Corporation, a Missouri corporation ("Kansas City"), entered into an Asset Purchase Agreement (the "Kansas City Purchase Agreement") with Ameristar and a wholly-owned subsidiary of Ameristar, Ameristar Casino Kansas City, Inc., a Missouri corporation.

                  Pursuant to the St. Charles Purchase Agreement and the Kansas City Purchase Agreement, the Company has agreed to sell substantially all of the assets of St. Charles and Kansas City (the "Asset Sale") for aggregate cash consideration of $475,000,000. Consummation of the Asset Sale is subject to the satisfaction of certain conditions, including receipt of necessary approvals of the Missouri Gaming Commission and the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

                  Concurrent with the Asset Sale, on October 17, 2000, the Company and its wholly owned subsidiary, Lake Mead Station, Inc., a Nevada corporation ("Lake Mead Station"), entered into an Asset Purchase Agreement (the "Reserve Purchase Agreement") with Ameristar and a wholly-owned subsidiary of Ameristar, Ameristar Casino Las Vegas, Inc., a Nevada corporation. Pursuant to the Reserve Purchase Agreement, the Company and Lake Mead Station will acquire the Reserve Hotel & Casino in Henderson, Nevada (the "Acquisition") for aggregate cash consideration of $70,000,000. Consummation of the Acquisition is contingent upon completion of the Asset Sale and the satisfactory completion of diligence on the property. Consummation of the Acquisition is also subject to the satisfaction of certain conditions, including receipt of necessary approvals of the Nevada Gaming Commission and the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

                  On October 18, 2000, the Company issued a press release regarding the Asset Sale and the Acquisition. Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (a)    Not applicable

            (b)    Not applicable

            (c)    The following documents are filed as exhibits to this report:

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Exhibit No.                           Description
-----------                           -----------
99.1                                  Press Release dated October 18, 2000.




                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Station Casinos, Inc.



Date: October 18, 2000               By: /s/ Glenn C. Christenson
                                         ------------------------
                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer



                                  EXHIBIT INDEX

Exhibit
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99.1                                      Press Release dated October 18, 2000.





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